Exhibit 99.1

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
77 GROVE STREET
RUTLAND, VT   05701

August 26, 2002

Securities and Exchange Commission
450 Fifth Street, NW
Room 3119
Washington, DC   20549

Re:    Central Vermont Public Service Corporation Form 11-K/A.
         Amendment to Annual Report on Form 11-K for the year ended December 31, 2001

Gentlemen:

Transmitted herewith are written statements pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to accompany the above-referenced periodic report.

Very truly yours,

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By	/s/ Joseph M. Kraus Joseph M. Kraus, Senior Vice President Customer Service, Corporate Secretary, and General Counsel